UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 26, 2014

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I.R.S.

CommissionRegistrant, State of IncorporationEmployer

File NumberAddress and Telephone NumberIdentification No.

1-9052DPL Inc.31-1163136

(An Ohio corporation)

1065 Woodman Drive

Dayton, Ohio 45432

937-224-6000

1-2385THE DAYTON POWER AND LIGHT COMPANY31-0258470

(An Ohio Corporation)

1065 Woodman Drive

Dayton, Ohio 45432

937-224-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 26, 2014, The AES Corporation, ultimate parent of DPL Inc. and The Dayton Power and Light Company, filed its Annual Report on Form 10-K.  Included in this filing are references to the annual financial statements of both DPL Inc. and The Dayton Power and Light Company.

In addition, on February 26, 2014, at 9:00 A.M. Eastern Time, The AES Corporation is scheduled to hold a webcast conference call to review 2013 year-end financial results. Interested parties may listen to the teleconference by dialing 1-888-847-6590 at least ten minutes before the start of the call.  International callers should dial +1-312-470-0194.  The participant passcode for this call is 22614.  Internet access to the presentation materials will be available on the AES website at www.aes.com by selecting “Investors” and then “Quarterly Financial Results.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 26, 2014	DPL Inc.
The Dayton Power and Light Company

_/s/ Michael S. Mizell_____________
		Name: Title:	Michael S. Mizell Senior Vice President and General Counsel